UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2009

LIVE CURRENT MEDIA INC.
(Exact name of Registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	000-29929 (Commission File Number)	88-0346310 (IRS Employer Identification Number)

375 Water Street, Suite 645
Vancouver, British Columbia V6B 5C6
(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 453-4870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review

On June 18, 2009, we were advised by Ernst & Young LLP, our independent registered public accounting firm, that the audit opinion dated March 24, 2009 on our December 31, 2008 consolidated financial statements could no longer be relied upon.  We were further advised by Ernst & Young LLP that there were errors in our September 30, 2008 interim consolidated financial statements, in our December 31, 2008 consolidated financial statements and in our March 31, 2009 interim consolidated financial statements.  Based on the foregoing, C. Geoffrey Hampson, our Chief Executive Officer and Chief Financial Officer, concluded that the previously filed consolidated financial statements contained in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2008, which was filed with the Securities and Exchange Commission on November 14, 2008, our Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 31, 2009, and our Quarterly Report on Form 10-Q for the three months ended March 31, 2009, which was filed with the Securities and Exchange Commission on May 15, 2009, should no longer be relied upon due to errors in the consolidated financial statements which include the following:

(i)           Warrants that we issued in conjunction with a financing that we closed on November 19, 2008 should be valued and classified as a liability in our financial statements, rather than as equity.  We believe that this increase to our liabilities will be approximately $187,775.  We originally reported that we believed that the increase to our liabilities would be $90,000.

(ii)           As part of the acquisition of Entity Inc. (“Auctomatic”), we agreed to issue a total of approximately 1,000,000 shares to the former shareholders of Auctomatic.  Of these, 413,604 shares were to be issued to three members of Auctomatic’s management, one third each on the first, second and third anniversaries of the transaction, conditional on the individuals remaining as employees of Live Current Media Inc.  The portion of the fair value of the shares to be issued based on the period of service these individuals provided to us, computed in relation to the period of service required for the individuals to become entitled to the shares, should have been recorded as an expense in 2008 and 2009.

(iii)           As part of the employment agreement signed with our President and Chief Corporate Development Officer that became effective January 1, 2008, we are required to pay him a bonus of CDN $100,000 on January 1, 2009 and CDN $100,000 on January 1, 2010.  These bonuses are to be paid only if he remains an officer of the Company at those dates.  A portion of these bonuses should have been accrued as a liability and recorded as additional compensation expense in our consolidated financial statements at September 30, 2008, December 31, 2008, and March 31, 2009.

The effects of the above listed adjustments to our consolidated financial statements are illustrated below.

	Originally Reported	Adjustment Required	Restated Amounts

9 months ended September 30, 2008

Consolidated Balance Sheets
Total Assets	$6,985,340	No adjustment required	$6,985,340
Total Liabilities	$3,336,998	(iii) Increase to liabilities of $102,192	$3,439,190
Total Stockholders’ Equity	$3,648,342	(ii) Increase to Additional Paid-in Capital of $149,577 (ii) Increase to Accumulated Deficit of $149,577 (iii) Increase to Accumulated Deficit of $102,192	$3,546,150

Consolidated Statements of Operations
Net Loss and Comprehensive Loss for the Period	($7,015,015)	(ii) Increase to Management Fees and Employee Salaries expense of $149,577 (ii) Increase to Net Loss and Comprehensive Loss of $149,577 (iii) Increase to Management Fees and Employee Salaries expense of $102,192 (iii) Increase to Net Loss and Comprehensive Loss of $102,192	($7,266.784)

Consolidated Statements of Stockholders’ Equity
Common Stock	$13,150	No adjustment required	$13,150
Additional Paid-in Capital	$13,175,885	(ii) Increase to Additional Paid-in Capital of $149,577	$13,325,462
Accumulated Deficit	($9,540,693)	(ii) Increase to Net Loss and Comprehensive Loss of $149,577 (ii) Increase to Accumulated Deficit of $149,577 (iii) Increase to Net Loss and Comprehensive Loss of $102,192 (iii) Increase to Accumulated Deficit of $102,192	($9,792,462)

12 months ended December 31, 2008

Consolidated Balance Sheets
Total Assets	$7,608,288	No adjustment required	$7,608,288
Total Liabilities	$5,352,687	(i) Increase to liabilities of $157,895 (iii) Increase to liabilities of $119,045	$5,629,627

Total Stockholders’ Equity	$2,255,601	(i) Decrease to Additional Paid-in Capital of $157,895 (ii) Increase to Additional Paid-in Capital of $170,065 (ii) Increase to Accumulated Deficit of $170,065 (iii) Increase to Accumulated Deficit of $119,045	$1,978,661

Consolidated Statements of Operations
Net Loss and Comprehensive Loss for the Period	($10,006,456)	(ii) Increase to Management Fees and Employee Salaries expense of $170,065 (ii) Increase to Net Loss and Comprehensive Loss of $170,065 (iii) Increase to Management Fees and Employee Salaries expense of $119,045 (iii) Increase to Net Loss and Comprehensive Loss of $119,045	($10,295,566)

Consolidated Statements of Stockholders’ Equity
Common Stock	$14,855	No adjustment required	$14,855
Additional Paid-in Capital	$14,772,880	(i) Decrease to Additional Paid-in Capital of $157,895 (ii) Increase to Additional Paid-in Capital of $170,065	$14,785,050
Accumulated Deficit	($12,532,134)	(ii) Increase to Net Loss and Comprehensive Loss of $170,065 (ii) Increase to Accumulated Deficit of $170,065 (iii) Increase to Net Loss and Comprehensive Loss of $119,045 (iii) Increase to Accumulated Deficit of $119,045	($12,821,244)

3 months ended March 31, 2009

Consolidated Balance Sheets
Total Assets	$6,116,931	No adjustment required	$6,116,931
Total Liabilities	$3,982,988	(i) Increase to liabilities of $242,704 (iii) Increase to liabilities of $46,304	$4,271,996
Total Stockholders’ Equity	$2,133,943	(i) Decrease to Additional Paid-in Capital of $157,895 (i) Increase to Accumulated Deficit of $84,809 (ii) Increase to Additional Paid-in Capital of $238,395 (ii) Increase to Accumulated Deficit of $238,395 (iii) Increase to Accumulated Deficit of $46,304	$1,844,935

Consolidated Statements of Operations
Net Loss and Comprehensive Loss for the Period	($634,647)	(i) Increase to General and Administrative expenses of $84,809 (i) Increase to Net Loss and Comprehensive Loss of $84,809 (ii) Increase to Management Fees and Employee Salaries expense of $68,330 (ii) Increase to Net Loss and Comprehensive Loss of $68,330 (iii) Decrease to Management Fees and Employee Salaries expense of $72,741 (iii) Decrease to Net Loss and Comprehensive Loss of $72,741	($715,045)

Consolidated Statements of Stockholders’ Equity
Common Stock	$15,216	No adjustment required	$15,216
Additional Paid-in Capital	$15,285,508	(i) Decrease to Additional Paid-in Capital of $157,895 (ii) Increase to Additional Paid-in Capital of $238,395	$15,366,008

Accumulated Deficit	($13,166,781)	(i) Increase to Net Loss and Comprehensive Loss of $84,809 (i) Increase to Closing Accumulated Deficit of $84,809 (ii) Increase to Net Loss and Comprehensive Loss of $68,330 (ii) Increase to Opening Accumulated Deficit of $170,065 (ii) Increase to Closing Accumulated Deficit of $238,395 (iii) Decrease to Net Loss and Comprehensive Loss of $72,741 (iii) Increase to Opening Accumulated Deficit of $119,045 (iii) Increase to Closing Accumulated Deficit of $46,304	($13,536,289)

We intend to file an amended Form 10-K/A for the year ended December 31, 2008 and an amended Form 10-Q/A for the nine months ended September 30, 2008 and for the three months ended March 31, 2009 as soon as practicable.  Until the restated reports are filed, we are continuing our investigations with respect to these matters as well as any other potential additional adjustments.

Management is assessing the effect of the restatement on our internal control over financial reporting and our disclosure controls and procedures.  Management will not reach a final conclusion on the effect of the restatements on internal control over financial reporting and disclosure controls and procedures until completion of the restatement process.

Mr. Hampson discussed these matters with our independent registered public accounting firm.

Item 9.01     Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99	Letter from Ernst & Young

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 17, 2009

LIVE CURRENT MEDIA INC. By: /s/ C. Geoffrey Hampson C. Geoffrey Hampson Chief Executive Officer